EXHIBIT 10.5

CERTIFICATE OF MERGER

MERGING

China Youth Media Merger Sub, Inc.
(a Delaware corporation)
(“China Youth”)

into

Midwest Energy Emissions Corp.
(a North Dakota corporation)
(“Midwest”)
(the surviving corporation)

The undersigned, for the purpose of effecting a merger of a Delaware corporation with a North Dakota corporation pursuant to the laws of the State of North Dakota, do hereby declare and certify the facts stated herein are true:

ARTICLE I
OUTLINE OF MERGER

1.01         China Youth was formed as a Delaware corporation on May 27, 2011.

1.02         Midwest was formed as a North Dakota corporation on December 17, 2008.

1.03         Surviving Corporation. The surviving corporation in this merger is Midwest.

1.04         Approval of Stockholders.

A.           The approval of the Plan of Merger by the stockholders of China Youth was obtained by unanimous written consent effective on June 21, 2011.  Holders of common shares representing a total of 100 votes, or 100% of the securities entitled to vote, approved the Plan of Merger.

B.           The approval of the Plan of Merger by the stockholders of Midwest was obtained by unanimous written consent effective on June 6, 2011.  Holders of common shares representing a total of 10,000 votes, or 100% of the securities entitled to vote, approved the Plan of Merger.

C.           The votes obtained were sufficient for approval of the Plan of Merger by both entities.

1.05         Approval of Directors.  That the Plan of Merger has been duly adopted by the board of directors of both China Youth and Midwest.

1.06         Statement of Approval.  The Plan of Merger by China Youth has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations in accordance with Title 8, Section 252 of the Delaware General Corporation Law and all actions required by the laws of the State of Delaware.  The approval of the Plan of Merger by Midwest has been approved, adopted, certified, executed, and acknowledged by each of the constituent corporations in accordance with Section 10-19.1 of the North Dakota  Business Corporation Act and all actions required by the laws of the State of North Dakota.

1.07         Plan of Merger.  The entire Plan of Merger, duly executed, is on file for examination or inspection at the registered office of the surviving corporation at 34 Cedarbank Terrace, Halifax, Nova Scotia B3P 2T4, Canada, or, in the alternative, a copy of said plan will be furnished upon request and without cost to stockholders.

1.08         Service of Process.  The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising form this merger, including any suit or other  proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding.  The Secretary of State shall mail any such process to the surviving corporation at 34 Cedarbank Terrace, Halifax, Nova Scotia B3P 2T4, Canada.

ARTICLE II
AMENDMENT TO ARTICLES OF INCORPORATION

2.01         Name of Corporation.  The name of the Corporation shall be:

MES, Inc.

2.02         This Corporation is authorized to issue one class of shares of stock to be designated as “Common Stock.”  The total number of shares of Common Stock which this Corporation is authorized to issue is Ten Thousand (10,000) shares, par value $0.001.

ARTICLE III
EFFECTIVE DATE OF MERGER

The merger of the corporations as set out herein shall take effect at 11:59 PM on June 23, 2011.

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IN WITNESS WHEREOF, we have hereunto set our hands this 21st day of June, 2011.

“China Youth”	“Midwest”

China Youth Media Merger Sub, Inc.,	Midwest Energy Emissions Corp.,
a Delaware corporation	a North Dakota corporation

/S/ Jay Rifkin	/S/ Richard A. MacPherson
By: Jay Rifkin	By: Richard A. MacPherson
Its:Chief Executive Officer	Its: President

ATTESTED:	ATTESTED:

/S/ Jay Rifkin	/S/Arline Dalton
By: Jay Rifkin	By: Arlene Dalton
Its: Secretary	Its: Secretary